POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned Director, Executive Vice President and Chief Investment Officer of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, The Scheduled Annuity Manager, and The Allstate RightFit® annuity, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

August 7, 2017

/s/ JOHN E. DUGENSKE
------------------------------
John E. Dugenske
Director, Executive Vice President
and Chief Investment Officer

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned Director and President of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, The Scheduled Annuity Manager, and The Allstate RightFit® annuity, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

August 7, 2017

/s/ MARY JANE FORTIN
------------------------------
Mary Jane Fortin
Director and President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned Director, Vice President and Chief Financial Officer of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, The Scheduled Annuity Manager, and The Allstate RightFit® annuity, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

August 7, 2017

/s/ MARIO IMBARRATO
------------------------------
Mario Imbarrato
Director, Vice President
and Chief Financial Officer

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, The Scheduled Annuity Manager, and The Allstate RightFit® annuity, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

August 7, 2017

/s/ KATHERINE A. MABE
------------------------------
Katherine A. Mabe
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned Director and Senior Vice President of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, The Scheduled Annuity Manager, and The Allstate RightFit® annuity, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

August 7, 2017

/s/ P. JOHN RUGEL
------------------------------
P. John Rugel
Director and Senior Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, The Scheduled Annuity Manager, and The Allstate RightFit® annuity, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

August 7, 2017

/s/ BRIAN R. BOHATY
------------------------------
Brian R. Bohaty
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, The Scheduled Annuity Manager, and The Allstate RightFit® annuity, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

August 7, 2017

/s/ JULIE PARSONS
------------------------------
Julie Parsons
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Matthew E. Winter and Mario Imbarrato each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, The Scheduled Annuity Manager, and The Allstate RightFit® annuity, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

August 7, 2017

/s/ ANGELA K. FONTANA
------------------------------
Angela K. Fontana
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned Director, Senior Vice President and Chief Risk Officer of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, The Scheduled Annuity Manager, and The Allstate RightFit® annuity, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

August 7, 2017

/s/ HARRY R. MILLER
------------------------------
Harry R. Miller
Director, Senior Vice President and Chief Risk Officer

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned Director, Senior Group Vice President and Controller of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, The Scheduled Annuity Manager, and The Allstate RightFit® annuity, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

August 7, 2017

/s/ SAMUEL H. PILCH
------------------------------
Samuel H. Pilch
Director, Senior Group Vice President and Controller

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, The Scheduled Annuity Manager, and The Allstate RightFit® annuity, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

August 7, 2017

/s/ STEVEN E. SHEBIK
------------------------------
Steven E. Shebik
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned Director and Chairman of the Board of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Matthew E. Winter each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, The Scheduled Annuity Manager, and The Allstate RightFit® annuity, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

August 7, 2017

/s/ THOMAS J. WILSON
------------------------------
Thomas J. WILSON
Director and Chairman of the Board

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE LIFE INSURANCE COMPANY
(REGISTRANT)

The undersigned Director and Chief Executive Officerof Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Mario Imbarrato each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form S-3 registration statement of Allstate Life Insurance Company pertaining to The Allstate® ChoiceRate Annuity, The Allstate® Choice Plus, The Custom Annuity, The Custom Plus Annuity, The Scheduled Annuity Manager, and The Allstate RightFit® annuity, as registrant, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

August 7, 2017

/s/ MATTHEW E. WINTER
------------------------------
Matthew E. Winter
Director and Chief Executive Officer